Exhibit 21

Expedia, Inc.’s subsidiaries

As of December 31, 2015

U.S. Subsidiaries	Jurisdiction

Activity Information Center, Inc.	United States – HI

BedandBreakfast.com, Inc.	United States – CO

CarRentals.com, Inc.	United States – NV

Classic Vacations, LLC	United States – NV

Cruise, LLC	United States – WA

CruiseShipCenters Holdings Inc	United States – NV

CruiseShipCenters USA Inc.	United States – NV

Decolar.com, Inc. 16.36%	United States – DE

DN Holdings LLC	United States – DE

EAN.com, LP	United States – DE

Egencia APAC Holdings, Inc.	United States – WA

Egencia LLC	United States – NV

EXP Global Holdings, Inc.	United States – DE

Expedia Global, LLC	United States – NV

Expedia, Inc.	United States – WA

Expedia LX Partner Business, Inc.	United States – DE

Fivepals, Inc. (30.54% ownership)	United States – DE

Gogobot, Inc. (15% ownership)	United States – DE

HomeAway Holdings, Inc.	United States – DE

HomeAway Software. Inc.	United States – DE

HomeAway.com, Inc.	United States – DE

HMS 1 Inc.	United States – DE

Hotels.com GP, LLC	United States – TX

Hotels.com, L.P.	United States – TX

Hotwire, Inc.	United States – DE

HRN 99 Holdings, LLC	United States – NY

IAC/Expedia Global, LLC (50% ownership)	United States – DE

Interactive Affiliate Network, LLC	United States – DE

Internetwork Publishing Corporation	United States – FL

Lodging Partner Services LLC	United States – DE

Mobiata, LLC	United States – MN

Neat Group Corporation	United States – DE

O Holdings Inc.	United States – DE

Orbitz Away LLC	United States – DE

Orbitz Financial Corp.	United States – DE

Orbitz For Business, Inc.	United States – DE

Orbitz Travel Insurance Services, LLC	United States – DE

Orbitz Worldwide Finance Company, LLC	United States – DE

Orbitz Worldwide, Inc.	United States – DE

Orbitz Worldwide, LLC	United States – DE

Orbitz, Inc.	United States – DE

Orbitz, LLC	United States – DE

OWW Fulfillment Services, Inc.	United States – TN

Premier Getaways, Inc.	United States – FL

Room 77, Inc. (6.1% ownership)	United States – DE

T-16 Holdings, LLC	United States – DE

Tickengo, Incorporated (14.9% ownership)	United States – DE

Travelscape, LLC	United States – NV

Trip Network, Inc.	United States – DE

WWTE, Inc.	United States – NV

Foreign Subsidiaries	Jurisdiction

1 to 1 Cruises Inc.	Canada

1760335 Ontario Inc. D.B.A. Canadastays.com (14.7% ownership)	Canada

A.C.N. 079 010 772 Pty Ltd	Australia

AAE (Thailand) Limited*	Thailand

AAE Japan K.K.	Japan

AAE Travel Pte. Ltd. (JV – 75% ownership)	Singapore

AAE Travel Services India Private Limited	India

Andaman Graphics Co., Ltd.	Thailand

Arnold Travel Technology (NZ) Limited	New Zealand

Arnold Travel Technology Pty Limited	Australia

Asia Web Direct (HK) Limited	Hong Kong

Asia Web Direct (M) Sdn. Bhd.	Malaysia

Asia Web Direct Co., Ltd	Thailand

Asia Web Direct Tours & Activities Co., Ltd.	Thailand

Aspirasi Ventura Sdn Bhd*	Malaysia

Auto Escape Group (SAS)	France

Auto Escape Nordics AS	Norway

Auto Escape S.A.S.	France

AWD-BT Limited	Thailand

BEX Travel Korea Co. Ltd.	Korea

BEX Travel Malaysia Sdn. Bhd.*	Malaysia

B264 GmbH	Germany

Base7booking.com Sarl (trivago GmbH owns 52.3%)	Switzerland

Bookabach Ltd. (75% Ownership)	New Zealand

Car Del Mar Ferienautovermietung GmbH	Germany

CarRentals K.K.	Japan

Cheap Tickets Ltd.	United Kingdom

Clear Summit Sdn Bhd*	Malaysia

CruiseShipCenters Canada Inc.	Canada

CruiseShipCenters International Inc.	Canada

CruiseShipCenters Western Canada Ltd.	Canada

CSC Holdings Inc.	Canada

CSC Travel Group Inc.	Canada

CT Partners Pty Ltd. (15.8% ownership)	Australia

ebookers Limited	United Kingdom

ebookers Scandinavia AB	Sweden

ebookers.com Deutschland Gmbh	Germany

ebookers.com SA	Switzerland

ebookers.ie Ltd	Ireland

Ebookers.nl BV	Netherlands

Egencia (China) Information Technology Co., Ltd.	China

Egencia (Shanghai) Travel Service Co., Ltd.*	China

Egencia (Shanghai) Travel Service Co., Ltd. Beijing Branch*	China

Egencia (Shanghai) Travel Service Co., Ltd. Jing’an Branch*	China

Egencia Australia Pty Ltd	Australia

Egencia Belgium SA	Belgium

Egencia Canada Corp.	Canada

Egencia Cayman Holdings Ltd	Cayman Islands

Egencia Europe SAS	France

Egencia France SAS	France

Egencia GmbH	Germany

Egencia Holdings UK Ltd.	UK

Egencia Hong Kong Limited	Hong Kong

Egencia KK	Japan

Egencia Singapore Pte. Ltd.	Singapore

Egencia Travel India Private Limited	India

Egencia UK Ltd.	United Kingdom

EXP Holdings Luxembourg S.A.	Luxembourg

Expedia (Thailand) Limited	Thailand

Expedia Alpha Y.K.	Japan

Expedia Argentina S.R.L.	Argentina

Expedia Asia Holdings Mauritius	Mauritius

Expedia Asia Pacific Limited	Hong Kong

Expedia Asia Pacific-Alpha Limited	Cayman Islands

Expedia Asia Pacific-Delta Limited	Cayman Islands

Expedia Asia Pacific-Gamma Limited	Cayman Islands

Expedia Asia Pacific-Iota Limited	Cayman Islands

Expedia Australia Holdings Pty Ltd	Australia

Expedia Australia Investments Pty Ltd	Australia

Expedia Australia Pty. Ltd.	Australia

Expedia Canada Corp.	Canada

Expedia Colombia SAS	Columbia

Expedia Consulting Service (Beijing) Co., Ltd.	China

Expedia Consulting Service (Beijing) Co., Ltd. Shanghai Branch	China

Expedia Consulting Service (Beijing) Co., Ltd. Shenzhen Branch	China

Expedia Consulting Service (Beijing) Co., Ltd. Guangzhou Branch	China

Expedia do Brasil Agencia de Viagens e Turismo Ltda.	Brazil

Expedia Finland OY	Finland

Expedia France s.a.s.	France

Expedia FZ — LLC	United Arab Emirates (Dubai)

Expedia Greece Travel Support Services EPE	Greece

Expedia Holdings K.K.	Japan

Expedia Holdings s.a.s.	France

Expedia Italy SRL	Italy

Expedia Korea Co., Ltd.	Republic of Korea

Expedia Lodging Partner Services Dominican Republic, S.R.L.	Dominican Republic

Expedia Lodging Partner Services Sarl	Switzerland

Expedia Mexico, S de R. L. de C.V.	Mexico

Expedia New Zealand Limited	New Zealand

Expedia Omega K.K.	Japan

Expedia Online Travel Services India Private Limited	India

Expedia Philippine Representative Office	Philippines

Expedia Poland Sp. z o.o.	Poland

Expedia Portugal, Unipessoal, Lda	Portugal

Expedia s.a.	Belgium

Expedia Services CZ s.r.o	Czech Republic

Expedia Services SAS	France

Expedia Sigma K.K.	Japan

Expedia Singapore Pte. Ltd.	Singapore

Expedia Southeast Asia Pte. Ltd.	Singapore

Expedia Spain, S.L.	Spain

Expedia Sweden AB	Sweden

Expedia.com GmbH	Germany

Expedia.com Limited	United Kingdom

Expedia.nl B.V.	Netherlands

ExpediaTurkey Seyahat Destek Hizmetleri Limited Sirketi	Turkey

Extensive Region Travel Network Limited Company	Taiwan

Ferieverden AS	Norway

Flairview Travel Hotel Club RATESTOGO Branch	France

Flairview Travel — Hotelclub SL	Spain

Flightbookers Limited	United Kingdom

Go Do Pty Ltd	Australia

Hao Tai Ke Business Consulting (Shanghai) Co., Ltd.	China

Remar Bilgi Teknolojileri Turizm ve Pazarlama A.Ş. (12.9% Ownership)	Turkey

Homeaway Pte. Ltd.	Singapore

Homeaway Pty Ltd	Australia

HomeAway SARL	Switzerland

HomeAway SARL (Ireland) Branch	Ireland

HomeAway Australia Holdings Pty Ltd	Australia

HomeAway Columbia SAS	Colombia

HomeAway Deutschland, GmbH	Germany

HomeAway Italia Srl	Italy

HomeAway France Sarl	France

HomeAway Netherlands Holding B.V.	Netherlands

HomeAway Spain S.L.	Spain

HomeAway Thailand Limited	Thailand

HomeAway UK Ltd.	United Kingdom

Hotelclub Limited	United Kingdom

HotelClub New Zealand Pty Limited	New Zealand

HotelClub Pty Limited	Australia

HotelClub Pty Limited — Hong Kong Branch	Hong Kong

HotelClub Pty Limited — Rome Branch	Italy

HotelClub Pty Limited — Singapore Branch	Singapore

Hotels (TR) Limited	United Kingdom

Hotels.com India Private Limited	India

Hotels.com Korea Co., Ltd.	Korea

Hotelz Y.K.	Japan

Insurancebookers Limited	United Kingdom

Interactive Domain Name Holdings Corporation	Canada (Nova Scotia)

L’Agence Voyages-SNCF.com SAS (49.9% ownership)	France

La Compagnie Des Voyages SA	France

Lastminute.com.au Pty Limited	Australia

LateStays Co., Ltd.	Thailand

LLC Partner Services Group	Russia

Lodging Partner Services Costa Rica, S.R.L.	Costa Rica

Lodging Partner Services Denmark ApS	Denmark

Lodging Partner Services Egypt LLC	Egypt

Lodging Partner Travel Sdn. Bhd.*	Malaysia

Millennial Travel Pte Ltd	Taiwan

MyHotelShop GmbH (trivago GmbH owns 61.3%)	Germany

Occupancy Pty Ltd	Australia

Orbitz (Israel) Ltd	Israel

Orbitz Argentina S.R.L.	Argentina

Orbitz India Services Private Limited	India

Orbitz Mexico Services, S. de R.L. de C.V.	Mexico

Orbitz Worldwide (Europe), S.L.U.	Spain

Orbitz Worldwide (UK) Limited	United Kingdom

Owners Direct Holiday Rentals, Limited	United Kingdom

Oy ebookers Finland Ltd (Oy Lloyd Tours Ltd)	Finland

Partner Services Group Travel South Africa Pty Ltd	South Africa

Phuket Dot Com Ltd	Thailand

PT Lodging Partner Services Indonesia	Indonesia

Qualimídia Veiculação e Divulgação Ltda	Brazil

Quebec CruiseShipCenters Inc.	Canada

Standby Holdings Pty Ltd	Australia

Stayz Pty Ltd	Australia

Swetra Group AB	Sweden

Terren Corporation	Canada

TGO (Thailand) Limited	Thailand

The Tourism Representative Office of Expedia Lodging Partner Services Sarl in Ho Chi Minh City	Vietnam

Travel Acquisition Corporation Pty. Ltd.	Australia

Travel Partner Exchange S.L.U.	Spain

Travel.com.au Pty Ltd	Australia

Traveldoo SAS	France

Traveldoo UK Limited	United Kingdom

Travelmax Pty Ltd	Australia

Travelmob Pte Ltd	Singapore

Trivago (Shanghai) Information Consulting Co., Ltd.	China

Trivago GmbH (~63% ownership)	Germany

Trivago Hong Kong Limited	Hong Kong

Trivago Services B.V.	Netherlands

Trivago Spain, S.L.	Spain

Tron Newco GmbH	Germany

Tujia.com International Limited (9.86% ownership)	Cayman Islands

VacationSpot S.L.	Spain

Venere Net S.r.l.	Italy

Venere UK Limited	United Kingdom

VIA Egencia AS	Norway

VIA Egencia Denmark A/S	Denmark

VIA Egencia Finland Oy	Finland

VIA Egencia Norway AS	Norway

VIA Egencia Philippines Inc.	Philippines

VIA Egencia Sweden AB	Sweden

Wotif.com (NZ) Limited	New Zealand

Wotif.com Holdings Limited Representative Office	Indonesia (Bali)

Wotif.com Holdings Pty. Ltd.	Australia

Wotif.com Inc.	Canada

Wotif.com Limited	United Kingdom

Wotif.com Pte. Ltd.	Singapore

Wotif.com Pty. Ltd.	Australia

Wotif.com Sdn. Bhd.	Malaysia

Wotif.com Share Administration Pty Ltd	Australia

WWTE Travel Limited	Ireland

WWTE Travel S.à r.l.	Luxembourg

WWTE, Inc. Taiwan Representative Office	Taiwan

*	Expedia holds no equity ownership interest in this entity; however Expedia has effective ownership control through various contractual arrangements.